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Exhibit 99.1

Joint Filing Agreement

        In accordance with Rule 13d-1(k) promulgated under the U.S. Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Filing Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the ordinary shares of par value U.S.$.001 per share, of Hungarian Telephone & Cable Corp. and that this Joint Filing Agreement may be included as an Exhibit to such joint filing. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of January 25, 2006.

NORDIC TELEPHONE COMPANY APS
By:	/s/ RICHARD WILSON Richard Wilson Director
By:	/s/ OLIVER HAARMANN Oliver Haarmann Director
By:	/s/ GUSTAVO SCHWED Gustavo Schwed Director
By:	/s/ LAWRENCE H. GUFFEY Lawrence H. Guffey Director
By:	/s/ KURT BJÖRKLUND Kurt Björklund Director
NORDIC TELEPHONE COMPANY INVESTMENT APS
By:	/s/ RICHARD WILSON Richard Wilson Director
By:	/s/ OLIVER HAARMANN Oliver Haarmann Director
By:	/s/ GUSTAVO SCHWED Gustavo Schwed Director
By:	/s/ LAWRENCE H. GUFFEY Lawrence H. Guffey Director
By:	/s/ KURT BJÖRKLUND Kurt Björklund Director

For and on behalf of Apax Partners Europe Managers Ltd. as Manager of Apax Europe VI-A, L.P.

By:	/s/ PETER FITZSIMONS Peter Fitzsimons Authorized Person

For and on behalf of Apax Partners Europe Managers Ltd. as Manager of Apax Europe VI-1 L.P.

By:	/s/ PETER FITZSIMONS Peter Fitzsimons Authorized Person

For and on behalf of Apax Europe VI GP, Co. Ltd. as general partner of Apax Europe VI GP, L.P. Inc.

By:	/s/ CONNIE HELYAR Connie Helyar Authorized Person

For and on behalf of Apax Europe VI GP, Co. Ltd.

By:	/s/ CONNIE HELYAR Connie Helyar Authorized Person

For and on behalf of Apax Partners Europe Managers Ltd.

By:	/s/ PETER FITZSIMONS Peter Fitzsimons Authorized Person

Blackstone NSS Communications Partners (Cayman) L.P.
By Blackstone Communications Management Associates (Cayman) L.P., its general partner
By Blackstone FI Communications Associates (Cayman) Ltd., its general partner

By:	/s/ ROBERT FRIEDMAN Robert Friedman Authorized Signatory

Blackstone Family Communications Partnership (Cayman) L.P.
By Blackstone Communications Management Associates (Cayman) L.P., its general partner
By Blackstone FI Communications Associates (Cayman) Ltd., its general partner

By:	/s/ ROBERT FRIEDMAN Robert Friedman Authorized Signatory

Blackstone Capital Partners (Cayman) IV L.P.
By Blackstone Management Associates (Cayman) IV L.P., its general partner
By Blackstone LR Associates (Cayman) IV Ltd., its general partner

By:	/s/ ROBERT FRIEDMAN Robert Friedman Authorized Signatory

Blackstone Capital Partners (Cayman) IV-A L.P.
By Blackstone Management Associates (Cayman) IV L.P., its general partner
By Blackstone LR Associates (Cayman) IV Ltd., its general partner

By:	/s/ ROBERT FRIEDMAN Robert Friedman Authorized Signatory

Blackstone Family Investment Partnership (Cayman) IV-A L.P.
By Blackstone Management Associates (Cayman) IV L.P., its general partner
By Blackstone LR Associates (Cayman) IV Ltd., its general partner

By:	/s/ ROBERT FRIEDMAN Robert Friedman Authorized Signatory

Blackstone Participation Partnership (Cayman) IV L.P.
By Blackstone Management Associates (Cayman) IV L.P., its general partner
By Blackstone LR Associates (Cayman) IV Ltd., its general partner

By:	/s/ ROBERT FRIEDMAN Robert Friedman Authorized Signatory

Blackstone Communications Management Associates (Cayman) L.P.
By Blackstone FI Communications Associates (Cayman) Ltd., its general partner

By:	/s/ ROBERT FRIEDMAN Robert Friedman Authorized Signatory

Blackstone Management Associates (Cayman) IV L.P.
By Blackstone LR Associates (Cayman) IV Ltd., its general partner

By:	/s/ ROBERT FRIEDMAN Robert Friedman Authorized Signatory

Blackstone FI Communications Associates (Cayman) Ltd.

By:	/s/ ROBERT FRIEDMAN Robert Friedman Authorized Signatory

Blackstone LR Associates (Cayman) IV Ltd.

By:	/s/ ROBERT FRIEDMAN Robert Friedman Authorized Signatory

Signed by for and on behalf of
KKR Millennium Fund (Overseas), Limited Partnership
By: KKR Associates Millennium (Overseas), Limited Partnership, its general partner
By: KKR Millennium Limited, its general partner

By:	/s/ PERRY GOLKIN Perry Golkin Authorized Person

Signed by
for and on behalf of
KKR Associates Millennium (Overseas), Limited Partnership
By: KKR Millennium Limited, its general partner

By:	/s/ PERRY GOLKIN Perry Golkin Authorized Person

Signed by
for and on behalf of
KKR Millennium Limited

By:	/s/ PERRY GOLKIN Perry Golkin Authorized Person

Signed by
for and on behalf of
KKR European Fund II, Limited Partnership
By: KKR Associates Europe II, Limited Partnership, its general partner
By: KKR Europe II Limited, its general partner

By:	/s/ PERRY GOLKIN Perry Golkin Authorized Person

Signed by
for and on behalf of
KKR Associates Europe II, Limited Partnership
By: KKR Europe II Limited, its general partner

By:	/s/ PERRY GOLKIN Perry Golkin Authorized Person

Signed by
for and on behalf of
KKR Europe II Limited

By:	/s/ PERRY GOLKIN Perry Golkin Authorized Person

Signed by
for and on behalf of
KKR Partners (International) Limited Partnership
By: KKR 1996 Overseas Limited

By:	/s/ PERRY GOLKIN Perry Golkin Authorized Person

Signed by
for and on behalf of
KKR 1996 Overseas Limited

By:	/s/ PERRY GOLKIN Perry Golkin Authorized Person

Signed by for and on behalf of Permira Europe III G.P. Limited as general partner of Permira Europe III G.P. L.P. as general partner of Permira Europe III L.P. 1	) ) ) ) )	/s/ Alistair Boyle Alistair Boyle Alternate Director
Signed by for and on behalf of Permira Europe III G.P. Limited as general partner of Permira Europe III G.P. L.P. as ) general partner of Permira Europe III L.P. 2	) ) ) )	/s/ Alistair Boyle Alistair Boyle Alternate Director
Signed by for and on behalf of Permira Europe III G.P. Limited as general partner of Permira Europe III G.P. L.P. as managing limited partner of Permira Europe III GmbH & Co. KG	) ) ) ) )	/s/ Alistair Boyle Alistair Boyle Alternate Director
Signed by for and on behalf of Permira Nominees Limited as nominee for Permira Investments Limited	) ) ) )	/s/ Alistair Boyle Alistair Boyle Alternate Director
Signed by for and on behalf of Permira Europe III G.P. Limited as administrator of Permira Europe III Co-investment Scheme	) ) ) )	/s/ Alistair Boyle Alistair Boyle Alternate Director
Signed by for and on behalf of Permira Europe III G.P. Limited as general partner of Permira Europe III G.P. L.P.	) ) ) )	/s/ Alistair Boyle Alistair Boyle Alternate Director
Signed by for and on behalf of Permira Europe III G.P. Limited	) ) )	/s/ Alistair Boyle Alistair Boyle Alternate Director
Signed by for and on behalf of Permira Holdings Limited	) ) )	/s/ Alistair Boyle Alistair Boyle Alternate Director

Signed by for and on behalf of Permira Europe II Managers L.P. as general partner of Permira Europe II L.P. 1, acting by its general partner Permira (Europe) Limited	) ) ) ) ) )	/s/ Alistair Boyle Alistair Boyle Alternate Director
Signed by for and on behalf of Permira Europe II Managers L.P. as general partner of Permira Europe II L.P. 2 acting by its general partner Permira (Europe) Limited	) ) ) ) ) )	/s/ Alistair Boyle Alistair Boyle Alternate Director
Signed by for and on behalf of Permira Europe II Managers L.P. as managing general partner of Permira Europe II C.V. 3 acting by its general partner Permira (Europe) Limited	) ) ) ) ) )	/s/ Alistair Boyle Alistair Boyle Alternate Director
Signed by for and on behalf of Permira Europe II Managers L.P. as managing general partner of Permira Europe II C.V. 4 acting by its general partner Permira (Europe) Limited	) ) ) ) ) ) )	/s/ Alistair Boyle Alistair Boyle Alternate Director
Signed by for and on behalf of Permira (Europe) Limited as manager of Permira Europe II Co-investment Scheme	) ) ) )	/s/ Alistair Boyle Alistair Boyle Alternate Director
Signed by for and on behalf of SV (Nominees) Limited as nominee for Schroder Ventures Investments Limited	) ) ) )	/s/ Alistair Boyle Alistair Boyle Alternate Director
Signed by for and on behalf of Permira Europe II Managers L.P. acting by its general partner Permira (Europe) Limited	) ) ) ) )	/s/ Alistair Boyle Alistair Boyle Alternate Director
Signed by for and on behalf of Permira (Europe) Limited	) ) )	/s/ Alistair Boyle Alistair Boyle Alternate Director

PROVIDENCE EQUITY OFFSHORE PARTNERS V L.P.
By: Providence Equity Offshore GP V L.P., the General Partner
By: Providence Equity Partners (Cayman) V Ltd., its general partner

By:	/s/ RAYMOND MATHIEU Raymond Mathieu Authorized Signatory

PROVIDENCE EQUITY OFFSHORE GP V L.P.
By: Providence Equity Partners (Cayman) V Ltd., its general partner

By:	/s/ RAYMOND MATHIEU Raymond Mathieu Authorized Signatory

PROVIDENCE EQUITY PARTNERS (CAYMAN) V LTD.

By:	/s/ RAYMOND MATHIEU Raymond Mathieu Authorized Signatory

PROVIDENCE EQUITY OFFSHORE PARTNERS IV L.P.
By: Providence Equity Offshore GP IV L.P., the General Partner
By: Providence Equity Partners (Cayman) IV Ltd., its general partner

By:	/s/ RAYMOND MATHIEU Raymond Mathieu Authorized Signatory

PROVIDENCE EQUITY OFFSHORE GP IV L.P.
By: Providence Equity Partners (Cayman) IV Ltd., its general partner

By:	/s/ RAYMOND MATHIEU Raymond Mathieu Authorized Signatory

PROVIDENCE EQUITY PARTNERS (CAYMAN) IV LTD.

By:	/s/ RAYMOND MATHIEU Raymond Mathieu Authorized Signatory

PROVIDENCE EQUITY OPERATING PARTNERS IV L.P.
By: Providence Equity GP IV L.P., the General Partner
By: Providence Equity Partners IV L.L.C., its general partner

By:	/s/ RAYMOND MATHIEU Raymond Mathieu Authorized Signatory

PROVIDENCE EQUITY GP IV L.P.
By: Providence Equity Partners IV L.L.C., its general partner

By:	/s/ RAYMOND MATHIEU Raymond Mathieu Authorized Signatory

PROVIDENCE EQUITY PARTNERS IV L.L.C.

By:	/s/ RAYMOND MATHIEU Raymond Mathieu Authorized Signatory

/s/ PAUL J. SALEM Paul J. Salem
/s/ GLENN M. CREAMER Glenn M. Creamer
/s/ JONATHAN M. NELSON Jonathan M. Nelson
/s/ PETER G. PETERSON Peter G. Peterson
/s/ STEPHEN A. SCHWARZMAN Stephen A. Schwarzman

PROVIDENCE SYNDICATION PARTNERS (CAYMAN) L.P.
By: Providence Syndication Partners (Cayman) GP, Ltd., its general partner

By:	/s/ RAYMOND MATHIEU Raymond Mathieu Authorized Signatory

PROVIDENCE SYNDICATION PARTNERS (CAYMAN) GP, LTD.

By:	/s/ RAYMOND MATHIEU Raymond Mathieu Authorized Signatory

For and on behalf of
Apax Angel Syndication Partners (Cayman) GP Ltd acting in its capacity as general partner of
Apax Angel Syndication Partners (Cayman) L.P.

By:	/s/ CHRISTINA MCCARTHY Christina Mccarthy Authorized Signatory

Apax Angel Syndication Partners (Cayman) GP Ltd

By:	/s/ CHRISTINA MCCARTHY Christina Mccarthy Authorized Signatory

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Joint Filing Agreement